UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 4, 2005

                          FIRST MONTAUK FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729
                                                 ------

                NEW JERSEY                           22-1737915
                ----------                           ----------
     (State or other jurisdiction of      (I.R.S. Employer Identification No.)
     incorporation or organization)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code)




CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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


Item 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 3, 2005, First Montauk Financial Corp. (the "Registrant") issued a press release announcing results for the fiscal quarter ended June 30, 2005. A copy of the press release is attached as exhibit 99.1.

     The information in this report shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              Exhibit    Press Release of First Montauk Financial Corp.
               99.1      dated August 3, 2005.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FIRST MONTAUK FINANCIAL CORP.

                                               By:   /s/ Victor K. Kurylak
                                                  ------------------------------
                                                  Name:  Victor K. Kurylak
                                                  Title: Chief Executive Officer
                                                  Date:  August 4, 2005




                                  EXHIBIT INDEX


    Exhibit     Description
    Number
    ------
      99.1      Press Release of First Montauk Financial Corp. dated
                August 3, 2005.

                                                                Exhibit 99.1

                                    [GRAPHIC OMITTED]



                     FIRST MONTAUK ANNOUNCES SECOND QUARTER
                         AND SIX MONTH EARNINGS FOR 2005


Red Bank, NJ - August 3, 2005 - First Montauk Financial Corp. (OTC/BB: FMFK), a nationwide provider of investment services through independent financial professionals, today announced financial results for the second quarter and six months ended June 30, 2005.

Revenues for the second quarter of 2005 increased 16% to $16.6 million, compared to $14.2 million for the second quarter of 2004. Included in the total revenue for the second quarter of 2005 is a one-time recognition of deferred revenue of $4.9 million in connection with the termination of Montauk's financial agreement with Fiserv Securities, Inc., our prior clearing firm. The Company also reported an increase in net income applicable to common stockholders of $3,989,000, or $0.28 per basic share and $0.20 per diluted share for the second quarter. This compares to $2,000 or $0.00 per basic and diluted share for the second quarter of 2004.

The Company's revenues for the first half of 2005 decreased 3% to $32.1 million, compared to $33 million for the same six-month period in 2004. The Company reported a net income applicable to common stockholders of $3,578,000, or $0.27 per basic share and $0.19 per diluted share during the first six months of 2004. This compares to a net income applicable to common stockholders of $217,000, or $.02 per basic and diluted share during the same period in 2004.

Victor K. Kurylak, President and CEO of Montauk Financial Group, commented, "Despite investor uncertainties about rising interest rates and higher oil prices, our performance for the second quarter and first half of 2005 continues to reflect positively on our efforts to return Montauk Financial Group to sustained profitability. We continue to focus on cost containment, business risk management and alternative revenue streams while we expand our efforts to attract new affiliates to our brokerage network. We have seen dramatic improvement in our financial condition during 2005 resulting from our core profitability, reduction in our outstanding debt and conversion to our new clearing firm."

Montauk Financial Group is a service mark of First Montauk Securities Corp., Member NASD/SIPC. First Montauk Financial Corp. is the parent company of First Montauk Securities Corp., a registered securities broker/dealer headquartered in Red Bank, NJ, with approximately 60,000 retail and institutional accounts. The Company's ability to offer quality support services, research advanced networked information systems and a competitive commission payout structure has attracted approximately 330 independent, professional registered representatives across the country. Additional information is available at the Company's website at www.montaukfinancial.com.

Statements contained in this news release regarding expected financial results of the Company and First Montauk Securities Corp., are forward-looking statements, subject to uncertainties and risks, many of which are beyond the Company's control, including, but not limited to, market conditions, interest rate and currency fluctuations, dependence on key personnel, each of which may be impacted, among other things, by economic, competitive or regulatory conditions. These and other applicable risks are summarized under the caption "Factors Affecting Forward Looking Statements" in the Company's Form 10-Q for the first quarter ended June 30, 2005 as filed with the Securities and Exchange Commission. Forward-looking statements by their nature involve substantial risks and uncertainties. As a result, actual results may differ materially depending on many factors, including those described above. The Company cautions that historical results are not necessarily indicative of the Company's future performance.


                                          FIRST MONTAUK FINANCIAL CORP. AND SUBSIDIARIES
                                                     SELECTED FINANCIAL DATA

                                          In 000's (except for per share amounts)


                                                 Six months                              Three months
                                                Ended June 30,                           Ended June 30,

                                           2005             2004                      2005            2004
                                       (unaudited)       (unaudited)               (unaudited)     (unaudited)

Revenues                                 $32,146          $33,063                   $16,581           $14,242
                                         -------           ------                    ------            ------

Expenses                                  28,306           32,778                    12,028            14,221
                                          ------           ------                    ------            ------

Net income                               $ 3,821          $   263                   $ 4,197           $    25
                                          ======           ======                    ======            ======

Net income                               $ 3,578          $   217                   $ 3,989           $     2
                                          ======           ======                    ======            ======
applicable to common
stockholders


Per share of common stock:
    Basic                                $  0.27          $  0.02                   $  0.28           $ (0.00)
                                          ======           ======                    ======            ======
    Diluted                              $  0.19          $  0.02                   $  0.20           $ (0.00)
                                          ======           ======                    ======            ======


Number of common shares used
net income per share:
    Basic                             13,421,349        9,598,100                14,411,053         9,587,133
                                      ==========        =========                ==========         =========
    Diluted                           20,251,184       16,048,897                21,251,791         9,738,345
                                      ==========       ==========                ==========         =========



Contacts:

Montauk Financial Group                     Montauk Financial Group
Victor K. Kurylak                           Katy Paul
President and CEO                           Corporate Communications
732-842-4700, ext. 4230                     732-842-4700, ext. 4220
info@montaukfinancial.com